Exhibit 99.3

Willbros Group, Inc. acquisition of InfrastruX Group, Inc. March 2010

2 Forward Looking Statements This presentation contains forward looking statements. All statements, other than statements of historical facts which address activities, events or developments the Company expects or anticipates will or may occur in the future, are forward looking statements. A number of risks and uncertainties could cause actual results to differ materially from these statements. These risk factors are described in the Company's documents and reports filed with the SEC. The Company assumes no obligation to update publicly such forward looking statements, whether as a result of new information, future events or otherwise. This presentation contains non-GAAP numbers, and a reconciliation is provided in the Appendix.

3 Willbros Values: Guiding our Business Practices

4 Management Representatives Randy Harl, President & CEO Van Welch, Senior Vice President & CFO Michael Collier, Vice President, Investor Relations, Sales & Marketing Michael Lennon, President & CEO

5 5 5 Transaction Overview Transaction Acquisition of 100% of InfrastruX Group, Inc. ("InfrastruX"), a leading national provider of electric power and natural gas T&D services Consideration $480 million of upfront consideration $360 million of cash $120 million of new Willbros shares issued ~7.9 million new shares or 19.99% of Willbros' shares outstanding1 Up to $125 million of contingent consideration Based on achieving specified EBITDA targets for 2010 and 2011 Financing Term loan $300 million, revolver $175 million Pro forma Ownership ~83% Willbros / ~17% Tenaska Power Fund, L.P. Board of Directors 2 new board seats to Tenaska Power Fund, L.P. nominated representatives (expanding board to 10 directors) Leadership Team Existing Willbros executive team Michael Lennon, current InfrastruX CEO, to serve as President of the Electric Transmission and Distribution ("T&D") Segment Expected Closing Early Q2 (1) Based on 10 day average closing price for Willbros of $15.11

InfrastruX Overview 6 InfrastruX is one of the largest national providers of electric power and natural gas transmission & distribution maintenance and construction solutions Provides end-to-end electric power and natural gas T&D infrastructure services that cover the delivery spectrum from source to end user Formed in 2000 and has grown into a leading provider in the industry through both organic growth and acquisitions Serves customers from regional operating centers based in the South Central, Midwest and East Coast Maintains a highly skilled workforce of over 4,400 employees(1) (1) As of June 30, 2009.

Rationale: Growth, Scale and Diversification Gives Willbros a leadership position in the fast-growing electric transmission and distribution market Capital investment forecasted to exceed $56 billion through 2020(1) Accretive to earnings per share in 2011 Substantial EBITDA growth expected by InfrastruX in 2010 Earn-out payments tied to 2010 and 2011 EBITDA Diversifies exposure to end-markets Electric T&D: 25% of pro forma 2009 revenues Adds scale Cross-selling opportunities for both businesses Geographic reach gives access to new customers Creates increased breadth for integrated EPC opportunities Low integration risk Complementary values, strategies, visions 7 (1) Edison Electric Institute

8 Adds Scale and Increases Growth Prospects 8 (1) Combined backlog as of January 1, 2010. (2) Market capitalization is calculated by multiplying the diluted shares outstanding by the closing market price on March 10, 2010. (3) Includes non-controlling interest. (4) Enterprise value calculated as market capitalization plus net debt. $ in millions Willbros Pro Forma Willbros Revenue - FY 2009 $1,260 $1,860 Adj. EBITDA - FY 2009 (see slide 22) $106 $139 Backlog(1) $392 $866 Equity Market Cap(2) $612 $714 Net Debt(3) ($111) $266 Enterprise Value(4) $501 $998 Shares Outstanding 40 mm 48 mm InfrastruX revenue and EBITDA are expected to increase in 2010 Electric transmission Upgrading aging infrastructure CREZ Renewables Return to a more normal bid environment for capital projects Investments in unconventional gas resources Liquidity up to $320 million to fund operations and new opportunities: Cash & equivalences of $145 million Available revolver: $175 million (see slide 14)

9 Transaction Diversifies Revenue Stream 9 9 Willbros InfrastruX(1) Pro Forma Willbros (1)Based on 2009 Willbros and InfrastruX results. InfrastruX Electric T&D segment includes specialty services. 22% 78% 23% 77% 25% 8% 15% 52% Willbros - Upstream InfrastruX - Upstream Electric T&D Downstream

Complementary Service Lines & Customers

WILLBROS

Infrastrux GROUP

Downstream
- Turnarounds
- Manufacturing
- Turnkey Projects / Engineering
- Field Services
- Tank Services / Construction
- Construction
- Heater Services
- Safety Services
- Gov't Services

Upstream
- Pipeline Construction
- Engineering
- Pipeline M&M
- Slurry Line Maintenance
- Spool Fabrication
- Field Maintenance
- Mod Fab / Assembly
- Rig Moving
- Heavy Hauling

Natural Gas T&D
- Transmission
- Distribution
- Gas & Oil Field Services
- Pipeline Integrity
- Emergency Restoration

Electric T&D
- Transmission (OH & UG)
- Substation
- Distribution (OH & UG)
- Cable Restoration (CableCURE®)
- Smart Grid Installation
- Emergency Storm Restoration

Specialty Services
- Utility Line Locating
- Gas Leak Detection & Stray Voltage
- Large-bore Horizontal Directional Drilling
- Telecommunications
- Civil
- Leak Detection







10

WILLBROS

March 2010

InfrastruX Projected Financial Improvement in 2010 11 Revenue Adjusted EBITDA (1) 2006 - 2008 average ($ in millions) (1) 2009 adjusted EBITDA see slide 22 for reconciliation

12 (1) Edison Electric Institute Aging electric power infrastructure Congested and regionalized infrastructure is inefficient to meet growing power demands, prompting construction of new infrastructure New electricity sources (alternative energy) require building significant new transmission infrastructure The Oncor alliance demonstrates a trend toward alliances with customers Regulatory environment supports and promotes electric infrastructure investment Transmission Investment Growth(1) InfrastruX Favorable Long-Term Market Trends Investment in Transmission (in 2008 Real $Bn) CAGR: 10.1%

InfrastruX Renewables Upside Example: CREZ Construction The Public Utility Commission of Texas ("PUCT") designated five Competitive Renewable Energy Zones ("CREZ") to develop and construct up to 25,000 MW of wind capacity by 2025 $4.9 billion of total transmission projects awarded in January 2009 $1.3 billion (27% of the total) going to Oncor, with whom InfrastruX has an alliance agreement, and serves as its primary T&D construction contractor 13 13 CREZ Allocation(1) ($ millions) CREZ Allocation(1) ($ millions) Oncor $1,340 Electric Transmission Texas 789 Lower Colorado River Authority 750 Lone Star Transmission 564 Wind Energy Transmission Texas 402 Sharyland Utilities 394 Cross Texas Transmission 390 Other1 300 Total $4,929 Source: Wind Coalition (2008). (1) Projects worth $300 million spread across six other providers.

14 Strong Pro Forma Liquidity and Capitalization ($ in millions, except per share data) (1) Pro forma EPS includes the impact of a $7 million of tax-effected transaction costs (EPS $0.15) (2) Includes the impact of $11 million of transaction related costs (3) Represents the net carrying amount after unamortized discount (4) Represents midpoint of the guidance (5) Up to amount shown, but will need to be reduced by amount of outstanding letters of credit 5

Transaction Advances Willbros' Strategies to Diversify and Focus on Growing Markets

2007
Reduce Exposure to Unstable Markets

- Sold Nigerian operations and closed South American offices in February 2007

2007 - 2008
Focus on Growing North American Infrastructure and Expand Capabilities

- Key acquisitions
  - InServ
  - Midwest in Canada
- Redeployed cash from Nigeria sale
  - Increased U.S. large-diameter capacity from 1.5 to 3 spreads
  - Supplemented Canadian capacity to replace / retrofit equipment

2008 - 2009
Position Company for Growth

- Re-domiciled from Panama to Delaware
  - Improved ability to win U.S. government contract awards
- Acquired Wink Engineering
- Full EPC offering to downstream market
- Improved project management systems and controls

2010
Execute Growth Plans

- Acquisition of InfrastruX
  - Positioned for growth opportunities in Electric T&D market
  - Diversify exposure to commodity end-markets
- Other organic and external growth opportunities
  - Advancing strategic and financial goals

15

WILLBROS

March 2010

Appendix

17 Willbros Vision To be a leading provider of diversified professional services including engineering, consulting, logistics, construction and maintenance by addressing solutions for asset development and lifecycle extension to the global infrastructure and government services markets Services Organic growth or acquisition Pipeline Manage & Maintain Lifecycle Extension Program Management Engineering Services O&M Capital Projects Recurring Services Recurring Services 60% 40% 40% 60% Leverage Capabilities Beyond the Hydrocarbon Value Chain Diversify Markets Services Power Government Geographies

18 Overview of Willbros and InfrastruX 18 18 Financial Revenue By Geography Revenue By Segment Upstream Downstream Electric T&D Natural Gas T&D Specialty Services LTM Revenue Backlog $1,260 $392 $600 $474 Note: Based on 2009 revenue. InfrastruX Electric T&D segment includes specialty services. ($ in millions)

InfrastruX Long-Term Customer Relationships 19 Customer End Market Length of Relationship Length of Relationship Electric 50+ yrs Electric 50+ yrs Electric 41 yrs Gas 34 yrs Gas 28 yrs Electric / Gas 21 yrs Gas 15 yrs Relationships enable InfrastruX to participate in planning of large projects, increasing the likelihood of securing bid work Provides cross-selling opportunities Typically contracted through MSAs (which represent approximately 70% of total annual revenues) Usually 1-3 year contracts

Complementary Infrastructure Service Capabilities 20 20 InfrastruX is a full service provider of maintenance and construction services, delivering a comprehensive depth, breadth and quality of service Electric T&D Natural Gas T&D Generating Stations Transmission Lines Substations Distribution Lines End-users Producing Wells Gathering Lines Distribution Lines End-users Compressor Stations Transmission Lines

Solid Geographic Base with Areas for Expansion 21 Electric and Natural Gas T&D customers are concentrated in the Midwest, South Central and East Coast regions of the U.S. Operate from 150+ locations throughout the U.S. Covers primary energy corridor including Marcellus and Haynesville Shale areas areas areas areas areas areas

EBITDA Reconciliation 22 Source: Willbros management guidance (*) Excludes $3.7 million in accelerated vesting of stock awards, included in stock based compensation line item. Excludes non recurring adjustments to InfrastruX from January 1, 2010 up to closing date. ($ in millions)